Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Zhixiong Wei, the Chief Executive Officer of XcelMobility Inc. (the “Company”) hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the period ended September 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 18, 2016

/s/ Zhixiong Wei
Zhixiong Wei
Chief Executive Officer (Principal Executive Officer)